UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Alexza Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALEXZA PHARMACEUTICALS, INC.

2091 Stierlin Court

Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 21, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Alexza”). The Annual Meeting will be held on May 21, 2013, at 1:00 p.m. local time at the offices of the Company, 2091 Stierlin Court, Mountain View, California 94043 for the following purposes:

1. To elect seven nominees for director, each to serve until the 2014 Annual Meeting of Stockholders and until his or her successor has been elected and qualified. The Company’s Board of Directors (the “Board”) intends to present the following individuals as its nominees for election as directors:

Thomas B. King	Gordon Ringold, Ph.D.
J. Kevin Buchi	Isaac Stein
Deepika R. Pakianathan, Ph.D.	Joseph L. Turner
J. Leighton Read, M.D.

2. To approve an amendment to the 2005 Equity Incentive Plan, increasing the share reserve.

3. To approve an amendment to the 2005 Non-Employee Directors’ Stock Option Plan, increasing the share reserve.

4. To ratify the selection by the Audit and Ethics Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These business items are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 2, 2013. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. In accordance with Delaware law, for ten days prior to the Annual Meeting, a list of stockholders will be available for inspection in the office of the Corporate Secretary, Alexza Pharmaceuticals, Inc., 2091 Stierlin Court, Mountain View, California 94043. The list of stockholders will also be available at the Annual Meeting.

By Order of the Board of Directors

Mark K. Oki

Senior Vice President, Finance,

Chief Financial Officer and Secretary

Mountain View, California

April 10, 2013

Pursuant to the Internet proxy rules promulgated by the Securities and Exchange Commission, Alexza has elected to provide access to its proxy materials over the Internet. Accordingly, stockholders of record at the close of business on April 2, 2013 will receive a Notice of Internet Availability of Proxy Materials and may vote at the Annual Meeting and any adjournment or postponement thereof. Alexza expects to mail the Notice of Internet Availability of Proxy Materials on or about April 10, 2013.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please vote, as instructed in the Notice of Internet Availability of Proxy Materials, via the Internet or the telephone, as promptly as possible in order to ensure your representation at the meeting. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability of Proxy Materials to request a paper proxy card to submit your vote by mail. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

ALEXZA PHARMACEUTICALS, INC.

2091 Stierlin Court

Mountain View, California 94043

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2013

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the Notice of Internet Availability of Proxy Materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at our 2013 Annual Meeting of Stockholders (the “Annual Meeting”), we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received the Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

We intend to mail the Notice of Internet Availability on or about April 10, 2013 to all stockholders of record entitled to vote at the Annual Meeting. On the date of mailing of the Notice of Internet Availability, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referred to in the Notice of Internet Availability. These proxy materials will be available free of charge.

Why am I being provided access to these materials?

We have provided you access to these proxy materials because the Board of Directors (the “Board”) of Alexza Pharmaceuticals, Inc. (sometimes referred to as the “Company” or “Alexza”) is soliciting your proxy to vote at the Annual Meeting including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply vote, as instructed below and in the Notice of Internet Availability, via the Internet or the telephone. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability to request a paper proxy card to submit your vote by mail.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after April 20, 2013.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, May 21, 2013, at 1:00 p.m. local time at the offices of the Company, 2091 Stierlin Court, Mountain View, California 94043. Directions to the Annual Meeting may be found at www.alexza.com. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 2, 2013 will be entitled to vote at the Annual Meeting. On April 2, 2013, there were 15,777,512 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 2, 2013 your shares were registered directly in your name with the Company’s transfer agent, Computershare Shareowner Services, LLC (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote, as instructed below and in the Notice of Internet Availability, via the Internet or the telephone, as promptly as possible to ensure your vote is counted. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability to request a paper proxy card to submit your vote by mail.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 2, 2013 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote, as well as such other business as may properly come before the meeting or any adjournment thereof:

•	Election of seven directors;

•	Approval of an amendment to the Company’s 2005 Equity Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance under the plan;

•	Approval of an amendment to the Company’s 2005 Non-Employee Directors’ Stock Option Plan to increase the number of shares of the Company’s common stock reserved for issuance under the plan; and

•

Ratification of the selection by the Audit and Ethics Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2013.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For all other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy on the Internet, vote by proxy over the telephone, or vote by proxy via the mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	In Person: To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

Internet:    To vote on the Internet, go to http://www.envisionreports.com/ALXA to complete an electronic proxy card. You will be asked to provide the control number from the Notice of Internet Availability. Your vote must be received by 11:59 p.m., Eastern time, on May 20, 2013 to be counted.

•

Telephone:    To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice of Internet Availability. Your vote must be received by 11:59 p.m. Eastern time, on May 20, 2013 to be counted.

•

Mail:    To vote by mail, you must request a paper proxy card by following the instructions on the Notice of Internet Availability. Once you receive the paper proxy card, complete, sign and date the proxy card where indicated and return it promptly in the prepaid envelope that will be included with the paper proxy card. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from the Company. You may vote by proxy by following the instructions from your broker, bank or other agent included with the Notice of Internet Availability. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 2, 2013.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1, 2 or 3 without your instructions, but may vote your shares on Proposal No. 4.

What if I submit a proxy via the Internet, by telephone or by mail but do not make specific choices?

If you submit a proxy via the Internet, by telephone or by mail without making voting selections, your shares will be voted “For” the election of all seven nominees for director and “For” all other proposals. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?

If you receive more than one Notice of Internet Availability or set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or voting instruction card that you receive to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to the Company’s Corporate Secretary at 2091 Stierlin Court, Mountain View, CA 94043.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 11, 2013, to Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so not later than the close of business on February 20, 2014, nor earlier than the close of business on January 21, 2014.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposal Nos. 2, 3 and 4, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•

For Proposal No. 1, the election of directors, the seven nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•

To be approved, Proposal No. 2, the approval of an amendment to the Company’s 2005 Equity Incentive Plan to increase the share reserve from 1,774,784 to 3,974,784, must receive “For” votes from the majority of shares represented either in person or by proxy and entitled to vote at the meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•

To be approved, Proposal No. 3, the approval of an amendment to the Company’s 2005 Non-Employee Directors’ Stock Option Plan to increase the share reserve from 105,020 to 305,020, must receive “For” votes from the majority of shares represented either in person or by proxy and entitled to vote at the meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•

To be approved, Proposal No. 4, the ratification of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2013, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares are present at the meeting in person or represented by proxy. On April 2, 2013, the record date, there were 15,777,512 shares outstanding and entitled to vote. Thus, the holders of at least 7,888,757 shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to publish the final results.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ALEXZA SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Alexza’s Board of Directors (the “Board”) consists of nine directors, to be decreased to seven directors effective immediately after the Annual Meeting. At the Annual Meeting, stockholders will elect members of the Board to hold office until the 2014 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until any such director’s earlier death, resignation or removal. There are seven nominees for election this year. Each such nominee is currently a director of the Company, and each such nominee, except J. Kevin Buchi, was previously elected by the stockholders. Mr. Buchi was elected by the Board in January 2013 to fill a newly created seat on the Board. Mr. Buchi was recommended to the Corporate Governance and Nominating Committee as a nominee for director by Mr. King, our Chief Executive Officer.

Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote. If properly submitted, shares represented by proxy will be voted for the election of the seven nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holders may determine. Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve.

Director Nominees

Set forth below are the names of the nominees and certain information about them, including their ages and committee memberships held, as of April 2, 2013, and a discussion of the specific and particular experience, qualifications, attributes or skills of each nominee that led the Corporate Governance and Nominating Committee to recommend and the Board to conclude that the nominee should serve as a director of the Company:

Name of Nominee	Age	Position Held with Company	Committees	Director Since
Thomas B. King	58	Director, President and Chief Executive Officer	Finance (Chair)	2003
J. Kevin Buchi	57	Director	Compensation	2013
Deepika R. Pakianathan, Ph.D.	48	Director	Compensation, Finance	2004
J. Leighton Read, M.D.	62	Director	Audit and Ethics	2004
Gordon Ringold, Ph.D.	62	Director	Compensation	2001
Isaac Stein	66	Director (Lead)	Audit and Ethics, Corporate Governance and Nominating (Chair), Finance	2001
Joseph L. Turner	61	Director	Audit and Ethics (Chair), Corporate Governance and Nominating	2010

Thomas B. King has served as our President, Chief Executive Officer and a member of our Board since June 2003. From September 2002 to April 2003, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Cognetix, Inc., a biopharmaceutical development company. From January 1994 to February 2001, Mr. King held various senior executive positions at Anesta Corporation, a publicly-traded pharmaceutical company, including President and Chief Executive Officer from January 1997 to October 2000, and was a member of the board of directors until it was acquired by Cephalon, Inc., a publicly-traded biopharmaceutical company. The Board believes that Mr. King’s position as the Company’s Chief Executive Officer and his prior experience as chief executive officer at similar companies, including a publicly-traded company, enable him to contribute to the Board his extensive knowledge of the Company and its industry and provide Board continuity. Mr. King received an M.B.A. from the University of Kansas and a B.A. in chemistry from McPherson College.

J. Kevin Buchi has served as a member of our Board since January 2013. Mr. Buchi was Corporate Vice President, Global Branded Products at Teva Pharmaceutical Industries from October 2011 until May 2012. Mr. Buchi served as Chief Executive Officer of Cephalon, Inc. from December 2010 through its acquisition by Teva in October 2011. Mr. Buchi joined Cephalon in 1991 and held the positions of Chief Operating Officer and Chief Financial Officer before becoming its Chief Executive Officer. From January 2010 through December 2010, as Chief Operating Officer he managed the company’s global sales and marketing functions, as well as product manufacturing, business development and investor relations. From 2006 through 2010, Mr. Buchi served as Chief Financial Officer. At various times in his career at Cephalon, Mr. Buchi had oversight of corporate finance, accounting, information systems, facilities, human resources and administration. Mr. Buchi currently serves on the Board of Directors of Stemline Therapeutics and Forward Pharma A/S. Previously, Mr. Buchi served on the Board of Directors of Lorus Therapeutics (Canada), Encysive Pharmaceuticals, Celator Pharmaceuticals and Mesoblast Limited (Australia). The Board believes that Mr. Buchi’s experience as the chief executive officer of a pharmaceutical company with an extensive late-stage product candidate pipeline and a portfolio of branded product, his experience leading that company’s acquisition by a major international pharmaceutical company, and his experience as a director of several pharmaceutical companies offers specific expertise needed by the Company at this stage in its growth. Mr. Buchi graduated from Cornell University with a B.A. in chemistry and received a Masters of Management from the J.L. Kellogg Graduate School of Management at Northwestern University.

Deepika R. Pakianathan, Ph.D. has served as a member of our Board since November 2004. Since 2001, Dr. Pakianathan has served as a managing member at Delphi Ventures, a venture capital firm focusing on healthcare investments. From 1998 to 2001, Dr. Pakianathan was a senior biotechnology banker at JPMorgan. Prior to joining JPMorgan, Dr. Pakianathan was a research analyst at Genesis Merchant Group, a private investment partnership, from 1997 to 1998 and a post-doctoral scientist at Genentech, Inc. from 1993 to 1997. Dr. Pakianathan is a director of various private healthcare companies. The Board believes that Dr. Pakianathan’s experience overseeing multiple healthcare companies as a director and prior work as a biotechnology investment banker provide knowledge related to the Company’s industry sector to aid in overseeing the business development and strategy of the Company. Dr. Pakianathan received a Ph.D. in immunology and an M.S. in biology from Wake Forest University, and an M.Sc. in biophysics and a B.Sc from the University of Bombay.

J. Leighton Read, M.D. has served as a member of our Board since November 2004. From 2001 until 2007, Dr. Read served as a Managing Member in four funds at Alloy Ventures, where he continues as a Venture Partner. Dr. Read founded Aviron, a biopharmaceutical company, and served as its Chairman and Chief Executive Officer until 1999 and as a director until its acquisition by MedImmune, LLC, in 2002. In 1989, Dr. Read co-founded Affymax NV, a biopharmaceutical company. Dr. Read is a member of the board of directors of various private companies. Dr. Read has received several awards for co-inventing the technology underlying the Affymetrix GeneChip. The Board believes that Dr. Read’s background in founding multiple biopharmaceutical companies brings experience to assist the Company in guiding it through the processes of drug development and commercialization. Dr. Read received an M.D. from the University of Texas Health Science Center at San Antonio and completed his training in internal medicine at Duke University and the Peter Bent Brigham Hospital, a B.S. in psychology and biology from Rice University.

Gordon Ringold, Ph.D. has served as a member of our Board since June 2001. Since March 2000, Dr. Ringold has served as Chairman and Chief Executive Officer of Alavita, Inc., a biotechnology company. From March 1995 to February 2000, Dr. Ringold served as Chief Executive Officer and Scientific Director of Affymax Research Institute where he managed the development of novel technologies to accelerate the pace of drug discovery. Dr. Ringold is also a member of the board of directors of Maxygen, Inc., a publicly-traded biopharmaceutical company, and 3V Bio-Pharma, a privately-held biotechnology company, and was a member of the board of directors of Oxonica plc, a publicly-traded nanotechnology company, from 2005 to 2009. The Board believes that Dr. Ringold’s experience as both chief executive officer and director of multiple biotechnology and biopharmaceutical companies, as well as his work with technologies to advance drug discovery are important to the Company in its long-term goals to commercialize multiple products in connection with the Staccato system. Dr. Ringold received a Ph.D. in microbiology from University of California, San Francisco, in the laboratory of Dr. Harold Varmus before joining the Stanford University School of Medicine, Department of Pharmacology. Dr. Ringold also received a B.S. in biology from the University of California, Santa Cruz.

Isaac Stein has served as a member of our Board since June 2001. Since November 1982, Mr. Stein has been President of Waverley Associates, Inc., a private investment firm. He is also the emeritus Chairman of the Board of Trustees of Stanford University and is the Chairman of the board of directors of Maxygen, Inc., a biopharmaceutical company. Mr. Stein is also a director of American Balanced Fund, Inc., International Growth and Income Fund, Inc., and The Income Fund of America, Inc. (part of the American Funds family of mutual funds). The Board believes that Mr. Stein’s tenure as a director of the Company provides continuity and experience that is important in his role as lead director. Mr. Stein also contributes relevant industry experience through his position as the chair of Maxygen’s board of directors and financial experience through his work with investment funds. Mr. Stein received an M.B.A. and J.D. from Stanford University and a B.A. in mathematical economics from Colgate University.

Joseph L. Turner has served as a member of our Board since July 2010. Mr. Turner currently serves on the Board of Directors and is the chair of the Audit Committee of Corcept Therapeutics, Inc., and Kythera Biopharmaceuticals, Inc., both publicly-traded pharmaceutical companies, and on the Board of Directors of BioClin Therapeutics, Inc., a privately-held pharmaceutical company. In 2012, Mr. Turner served on the Board of Directors and as chair of the Audit Committee of Allos Therapeutics, Inc. From 2010 through 2012, he served on the Board and as a member of the Audit Committee of QLT Inc. In 2008, Mr. Turner served as a director and member of the Audit Committee of SGX. Mr. Turner served as Chief Financial Officer at Myogen, Inc., a publicly-traded biopharmaceutical company, which he joined in 1999 and served until it was acquired by Gilead Sciences in 2006. Previously, Mr. Turner was Chief Financial Officer at Centaur Pharmaceuticals, Inc. and served as Chief Financial Officer and Vice President, Finance and Administration at Cortech, Inc. Since 2009, Mr. Turner has also served on the Board of Managers of Swarthmore College and in June 2010, he was appointed to its Finance Committee, Academic Affairs Committee and Student Affairs Committee. In 2013, Mr. Turner joined the Board of Directors of the Linda Crnic Institute for Down Syndrome at the University of Colorado Medical School. The Board believes that Mr. Turner’s background in finance and his experience in the biopharmaceutical industry make him well suited to aid the Company. Mr. Turner has an M.B.A. from the University of North Carolina at Chapel Hill, an M.A. in molecular biology from the University of Colorado, and a B.A. in chemistry from Swarthmore College.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that the following nine directors are or were (in the case of former directors) independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Buchi, Dr. Pakianathan, Dr. Read, Dr. Ringold, Mr. Stein and Mr. Turner, as well as Hal V. Barron, M.D., Andrew L. Busser and Samuel D. Colella. Mr. Colella did not stand for reelection in 2012, and Dr. Barron and Mr. Busser are not standing for reelection in 2013. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Mr. King, the Company’s Chief Executive Officer, is not an independent director by virtue of his employment with the Company.

Board Leadership Structure

The Board has a lead independent director, Mr. Stein, who fulfills the duties and possesses the powers of the Board Chair when such position has not been appointed. In such capacity, Mr. Stein has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, and to set meeting agendas. Accordingly, the lead independent director has substantial ability to shape the work of the Board when fulfilling the duties of the Board Chair. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair enhances the effectiveness of the Board.

Role of the Board in Risk Oversight

One of the Board’s functions is informed oversight of the Company’s risk management processes. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Board’s Audit and Ethics Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps the Company’s management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit and Ethics Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of the Company’s internal audit function. The Board’s Corporate Governance and Nominating Committee monitors the effectiveness of the Company’s corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Board’s Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs has the potential to encourage excessive risk-taking. The Board’s Finance Committee monitors risks associated with, and has the authority to approve, any and all strategies, plans, policies and actions related to adjustment to the Company’s capital structure, financing arrangements, whether in the form of equity, debt or derivative securities. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Board’s lead independent director the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

The Board met 12 times during 2012. All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which they served during the portion of the fiscal year for which they were directors or committee members, respectively, except that Dr. Barron attended 75% of the Board meetings and two of the four Compensation Committee meetings held while he was a member of the Board and a member of the Compensation Committee, respectively.

As required under applicable Nasdaq listing standards, in fiscal year 2012, the Company’s independent directors met three times in regularly scheduled executive sessions at which only independent directors were present. The lead independent director presided over such sessions.

Information Regarding Committees of the Board of Directors

Standing committees of the Board include an Audit and Ethics Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Below is a description of each of those committees. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit and Ethics Committee

The Audit and Ethics Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company, and has general responsibility for surveillance of internal controls and accounting and audit activities of the Company. Specifically, the Audit and Ethics Committee (i) is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm; (ii) reviews, prior to publication, the Company’s annual financial statements with management and the Company’s independent registered public accounting firm; (iii) reviews with the Company’s independent registered public accounting firm the scope, procedures and timing of the annual audits; (iv) reviews the Company’s accounting and financial reporting principles and practices; (v) reviews the adequacy and effectiveness of the Company’s internal accounting controls; (vi) reviews the scope of other auditing services to be performed by the independent registered public accounting firm; (vii) reviews the independence and effectiveness of the Company’s independent registered public accounting firm and their significant relationships with the Company; (viii) reviews the adequacy of the Company’s accounting and financial personnel resources; (ix) reviews the Audit and Ethics Committee charter on an annual basis; (x) reviews with management and the Company’s independent registered public accounting firm quarterly financial results, and the results of any significant matters identified as a result of the independent registered public accounting firm’s review procedures, prior to filing any Form 10-Q; (xi) reviews any other matters relative to the audit of the Company’s accounts and the preparation of its financial statements that the Audit and Ethics Committee deems appropriate; and (xii) reviews management’s efforts to monitor compliance with the Company’s code of conduct.

During 2012, the Company’s Audit and Ethics Committee met six times. The Audit and Ethics Committee was comprised of Mr. Turner (Chair), Dr. Read and Mr. Stein. The Audit and Ethics Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that Mr. Turner is an “audit committee financial expert” as defined under the Exchange Act. The Board has determined that all members of the Audit and Ethics Committee are “independent” as independence is defined for audit committee members under the Exchange Act and the Nasdaq listing standards.

The Board has adopted an Audit and Ethics Committee Charter, which is available on our website at www.alexza.com in the “Investor Relations — Corporate Governance” section.

Report of the Audit and Ethics Committee of the Board of Directors1

The Audit and Ethics Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls.

The Audit and Ethics Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2012 with management of the Company. The Audit and Ethics Committee has discussed significant accounting policies applied by the Company in its consolidated financial statements, as well as alternative treatments. Management represented to the Audit and Ethics Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit and Ethics Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit and Ethics Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

In addition, the Audit and Ethics Committee has discussed with the independent registered public accounting firm the accountant’s independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence. The Audit and Ethics Committee has received the letter from the independent registered public accounting firm required therein. The Audit and Ethics Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence.

The Audit and Ethics Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit and Ethics Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

The Audit and Ethics Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit and Ethics Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit and Ethics Committee recommended to the Board, and the Board has approved, inclusion of the audited consolidated financial statements of the Company in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Board has also approved, subject to stockholder ratification, the Audit and Ethics Committee’s selection of the Company’s independent registered public accounting firm.

AUDIT AND ETHICS COMMITTEE

Joseph L. Turner (Chair)

J. Leighton Read, M.D.

Isaac Stein

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee acts on behalf of the Board to oversee, review, and approve or recommend for adoption the Company’s compensation strategy, policies, plans and programs, including:

•

establishment of corporate goals and objectives relevant to the compensation of the Company’s executive officers, the weighting of corporate and individual performance relating to compensation and evaluation of performance in light of these stated objectives;

•

review and approval or recommendation to the Board for approval of, the compensation and other terms of employment or service of the Company’s President and Chief Executive Officer and the other executive officers, including all forms of salary paid to executive officers of the Company and the grant of all forms of bonus and stock compensation, including retention incentives, provided to executive officers of the Company; and

•	administration of the Company’s equity compensation plans and other similar plans and programs.

The Compensation Committee also reviews with management the Company’s Compensation Discussion and Analysis, if required to be filed, and considers whether to recommend that it be included in proxy statements and other filings.

The Compensation Committee is appointed by the Board and consists entirely of directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “independent directors” for purposes of the Nasdaq listing standards. Our Compensation Committee is currently comprised of Dr. Barron, Dr. Pakianathan, Dr. Ringold and Mr. Buchi. Mr. Buchi joined the committee in March 2013. During 2012, the Company’s Compensation Committee met four times.

The Compensation Committee reviews and recommends to our Board an executive officer compensation program intended to link compensation with our compensation philosophy. The Compensation Committee annually reviews our executive officers’ compensation to determine whether it provides adequate incentives. The Compensation Committee’s most recent review occurred in February 2013. In March 2013, the Board reviewed recommendations from the Compensation Committee and approved the 2013 Cash Bonus Plan (described below) and granted contingent stock options to our employees, including executive officers. The Board has adopted a Compensation Committee Charter, which is available on our website at www.alexza.com in the “Investor Relations — Corporate Governance” section.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session to review and approve matters within its authority. The committee may delegate any of its responsibilities to a subcommittee of the Compensation Committee, but it has no authority to delegate its responsibilities to other persons. However, from time to time, various members of management and other employees, other members of the Board, or outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee the sole authority to obtain, at the expense of the Company, advice and assistance from special counsel, other experts or consultants, the Compensation Committee deems necessary or appropriate, without seeking approval of the Board or management. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, the Compensation Committee engaged Radford as a compensation consultant, which also had been engaged by the Company in fiscal years 2011 and 2010. The Compensation Committee requested that Radford:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Radford evaluated the scope and responsibilities for each executive position with the human resources team to confirm specific benchmarks and completed a detailed analysis of market data for each position, identifying the 25th, 50th and 75th percentile of the comparative group for each executive position. Radford then assessed the alignment of the current total compensation plan to market, including base salary, annual target incentives and long-term incentive values, in addition to analyzing ownership levels and equity retention value to ensure the total compensation packages provided meet the Compensation Committee’s objectives. Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford and resulting modifications, the Compensation Committee submitted the modified recommendations of Radford to the Board for approval.

The Compensation Committee has determined that the work of Radford does not raise any conflict of interest.

For more information about our compensation of executive officers and directors for fiscal year 2012, including a discussion of cash bonuses paid for 2012, see the section of this proxy statement entitled “Executive Compensation.”

Corporate Governance and Nominating Committee

Mr. Stein (Chair) and Mr. Turner are the current members of the Company’s Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met one time in 2012. Other members of the Board are invited and often attend such meetings. The Board has determined that all members of the Corporate Governance and Nominating Committee are “independent” as defined under the Exchange Act and the listing standards of Nasdaq.

The Corporate Governance and Nominating Committee makes recommendations to the Board as to the appropriate size of the Board or any Board committee and reviews the qualifications of candidates for election to the Board (including those proposed by stockholders). The Corporate Governance and Nominating Committee is responsible for identifying and evaluating nominees for director and for recommending to the Board a slate of nominees for election at the Company’s annual meeting of stockholders.

In evaluating the suitability of individuals for Board membership or continued Board membership, the Corporate Governance and Nominating Committee takes into account many factors, including whether the individual meets requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of a publicly-traded pharmaceutical company; the individual’s understanding of the Company’s business; the individual’s professional expertise and educational background; and other factors that promote diversity of views and experience. The Corporate Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of directors that can best achieve success for the Company and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. While the Company does not have a written policy regarding Board diversity, it is one of a number of factors that the Corporate Governance and Nominating Committee takes into account in identifying nominees, and the committee believes it is important that the Board members represent diverse viewpoints, skill sets and backgrounds. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. The Corporate Governance and Nominating Committee has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Corporate Governance and Nominating Committee may identify certain skills or attributes (e.g., financial experience or product commercialization experience) as being particularly desirable to help meet specific Board needs that have arisen.

In identifying potential candidates for Board membership, the Corporate Governance and Nominating Committee relies on suggestions and recommendations from the Board, stockholders, management and others. The Corporate Governance and Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees.

From time to time, the Corporate Governance and Nominating Committee may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Stockholders wishing to suggest candidates to the Corporate Governance and Nominating Committee for consideration as directors must timely submit a written notice to the Corporate Secretary of the Company, whose address is 2091 Stierlin Court, Mountain View, CA 94043. The Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), set forth the procedures a stockholder must follow to nominate directors. For a stockholder to nominate a candidate for director at the 2014 Annual Meeting of Stockholders, notice of the nomination must be received by the Company not later than the close of business on February 20, 2014 and not earlier than the close of business on January 21, 2014. The notice must include all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected). The Corporate Governance and Nominating Committee will consider any nominee properly presented by a stockholder, and will make a recommendation to the Board. After full consideration by the Board, the stockholder presenting the nomination will be notified of the Board’s conclusion. Copies of the Bylaws may be obtained by writing to the Corporate Secretary at the above address.

In addition, the Corporate Governance and Nominating Committee establishes procedures for the oversight and evaluation of the Board and management and considers conflicts of interest involving executive officers or Board members. Stockholders wishing to submit recommendations for our 2014 Annual Meeting should submit their proposals to the Corporate Governance and Nominating Committee, in care of our Corporate Secretary and in accordance with the time limitations, procedures and requirements described in the section entitled “Stockholder Proposals” below.

The Board has adopted a Corporate Governance and Nominating Committee Charter, which is available on our website at www.alexza.com in the “Investor Relations — Corporate Governance” section.

Stockholder Communications With the Board

Stockholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors as a group), any Board committee or any Chair of any such committee by U.S. mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. Such correspondence should be sent c/o Corporate Secretary, Alexza Pharmaceuticals, Inc., 2091 Stierlin Court, Mountain View, CA 94043.

All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the Company’s directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the communication is addressed.

Director Attendance at Annual Meeting

The Company encourages all directors to attend each annual meeting of stockholders. In furtherance of this policy and to maximize the attendance of directors at annual meetings, the Company generally schedules annual meetings of stockholders on the same day, and in the same location, as a regularly scheduled meeting of the Board. Six of the eight individuals who were members of our Board and standing for re-election at the time of the 2012 Annual Meeting of Stockholders attended that annual meeting.

Compensation Committee Interlocks and Insider Participation

For the fiscal year ended December 31, 2012, members of the Company’s Compensation Committee consisted of Mr. Colella (until June 6, 2012), and Drs. Barron, Pakianathan, and Ringold, none of whom is currently, or has ever been at any time since the Company’s formation, one of the Company’s officers or employees. In addition, none of our executive officers has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Code of Conduct

The Company has adopted the Alexza Pharmaceuticals, Inc. Code of Business Conduct for Employees, Executive Officers and Directors (the “Code of Conduct”), which applies to all directors and employees, including executive officers, including, without limitation, the Company’s principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Conduct is filed as an exhibit on the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and can be found on our website at www.alexza.com.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN INCREASING THE SHARE RESERVE

In December 2005, the Board adopted, and the stockholders subsequently approved, the Company’s 2005 Equity Incentive Plan (the “2005 Plan”), which is an amended, restated and retitled version of the Company’s 2001 Equity Incentive Plan and the Company’s 2002 Equity Incentive Plan (the “Prior Plans”). Prior to stockholder approval of the amendment that is the subject of this Proposal No. 2, there is an aggregate total of 1,774,784 shares of common stock authorized for issuance under the 2005 Plan. This Proposal No. 2 would increase the number of shares of common stock authorized for issuance under the 2005 Plan to 3,974,784. All share numbers in this Proposal No. 2 and the accompanying plan description are adjusted to give effect to our ten-for-one reverse stock split, effective June 12, 2012.

There were 299,228 shares of common stock initially reserved for issuance under the 2005 Plan. Pursuant to the terms of the 2005 Plan, the number of shares available for issuance under the 2005 Plan automatically increased on January 1 of each year commencing in 2007 and ending on (and including) January 1, 2013, and will automatically increase on January 1 of 2014 and 2015, in each case in an amount equal to the lesser of (i) 2.0% of the number of shares of the Company’s common stock outstanding on December 31 of the preceding calendar year, (ii) 100,000 shares of common stock or (iii) a lesser amount (which could be zero), if any, determined by the Board (the “2005 Plan Evergreen Provision”).

In May 2008, the Company’s stockholders approved an amendment to the 2005 Plan increasing the number of shares of Common Stock authorized for issuance under the 2005 Plan from a total of 409,143 shares to a total of 559,143 shares. In July 2011, the Company’s stockholders approved another amendment to the 2005 Plan increasing the number of shares of common stock authorized for issuance under the 2005 Plan from a total of 824,784 shares to a total of 1,574,784 shares. The Board adopted these amendments in order to ensure that the Company could continue to grant stock options at levels determined appropriate by the Board.

Including the increases pursuant to the 2005 Plan Evergreen Provision and the increases in May 2008 and July 2011, as of March 28, 2013, the Company had reserved a total of 1,774,784 shares of common stock for issuance under the 2005 Plan. On March 29, 2013, the Board adopted, subject to approval by the stockholders, the amendment that is the subject of this Proposal No. 2.

As of March 28, 2013, awards (net of canceled or expired awards) covering an aggregate of 1,485,350 shares of the Company’s Common Stock had been granted under the 2005 Plan. As of March 28, 2013, 289,434 shares of Common Stock (plus any shares that might in the future be returned to the 2005 Plan as a result of cancellations or expiration of awards or added to the 2005 Plan pursuant to the 2005 Plan Evergreen Provision) remained available for future grant under the 2005 Plan. On March 29, 2013, the Board also approved grants of stock options and restricted stock units (“RSUs”) to the Company’s employees, including the Company’s executive officers, as described in the Company’s current report on Form 8-K, filed with the SEC on April 2, 2013, contingent upon stockholder approval of this Proposal No. 2 increasing the share reserve of the 2005 Plan. The grants approved by the Board include grants of 350,000 stock options and 175,000 RSUs to Mr. King, and grants of 87,500 stock options and 43,750 RSUs to each of James V. Cassella, PhD, Michael J. Simms, Mark K. Oki, Peter W. Schineller and Darl Moreland.

Stockholders are requested in this Proposal No. 2 to approve the amendment to the 2005 Plan, as amended, which would increase the number of shares of common stock reserved for issuance under the 2005 Plan to 3,974,784. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting will be required to approve the amendment to the 2005 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the 2005 Plan, as amended, is appended to this proxy statement as Appendix A.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

2005 Equity Incentive Plan

The essential features of the 2005 Plan, as currently in effect, are outlined below. This description is not complete and is qualified by reference to the full text of the 2005 Plan, attached hereto as Appendix A.

General. The 2005 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards, which may be granted to employees, including officers, to directors and, on rare occasions, consultants. Incentive stock options granted under the 2005 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2005 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

Purpose. The Board adopted the 2005 Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 69 employees and directors and approximately 57 consultants of the Company and its affiliates are eligible to participate in the 2005 Plan.

Administration. The Board or an authorized committee, referred to herein as the plan administrator, has the authority to construe and interpret the 2005 Plan and stock awards granted under it as well as to determine:

•	the grant recipients;

•	the grant dates;

•	the number of shares subject to the award;

•	the exercisability and vesting of the award;

•	the exercise price;

•	the type of consideration payable upon exercise; and

•	the other terms of the award.

Subject to the limitations, if any, of applicable law, and stockholder approval when necessary, the plan administrator also has the power to amend the 2005 Plan or a stock award granted under the 2005 Plan, provided however, that the rights under any stock award will not be impaired by any such amendment unless the Company obtains written consent from the affected participant. The plan administrator may also suspend or terminate the 2005 Plan at any time.

Stock Subject to the 2005 Plan. Pursuant to the terms of the 2005 Plan the number of shares of common stock available for issuance under the 2005 Plan automatically increased on January 1 of each year commencing in 2007 and ending on (and including) January 1, 2013, and will automatically increase on January 1 of 2014 and 2015, in each case in an amount equal to the lesser of (i) 2.0% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year (ii) 100,000 shares of common stock and (iii) a lesser amount (which could be zero), if any, determined by the Board. If Proposal No. 2 is approved, the Company will have reserved a total of 3,974,784 shares of common stock for issuance under the 2005 Plan.

Stock Awards Granted. As of March 28, 2013, awards (net of canceled or expired awards) covering an aggregate of 1,485,350 shares of common stock had been granted under the 2005 Plan. As of March 28, 2013, 289,434 shares of common stock (plus any shares that might in the future be added to the 2005 Plan pursuant to the 2005 Plan Evergreen Provision) remained available for future grant under the 2005 Plan. As of March 28, 2013, the weighted average exercise price of all outstanding awards under the 2005 Plan was $10.52, and the weighted average remaining term of such awards was approximately 8.18 years. The closing price of the Company’s common stock on March 28, 2013, as reported on the Nasdaq Global Market, was $4.42 per share.

Stock Options. Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2005 Plan and applicable law, provided that the exercise price of an incentive stock option or a nonstatutory stock option cannot be less than 100% of the fair market value of the Company’s common stock on the date of grant, unless granted pursuant to an assumption or substitution for another option in connection with a merger or acquisition. Incentive stock options may be granted only to the Company’s employees. The aggregate fair market value, determined at the time of grant, of shares of the Company’s common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of the Company’s stock plans may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless the following conditions are satisfied: the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the incentive stock option does not exceed five years from the date of grant. If Proposal No. 2 is approved, the aggregate number of shares which may be issued pursuant to incentive stock options will be 3,974,784, plus the amount of any increase in the number of shares that may be available for issuance pursuant to the 2005 Plan Evergreen Provision.

Options granted under the 2005 Plan will vest at the rate specified by the plan administrator. Generally, the plan administrator determines the term of stock options granted under the 2005 Plan, up to a term of ten years, except in the case of certain incentive stock options, as described below. If an optionholder’s relationship with the Company, or any of its affiliates, ceases for any reason other than disability or death, the optionholder may exercise any vested options for a period of three months from cessation of service, unless the terms of the stock option agreement provide for a longer or shorter period. If an optionholder’s service relationship with the Company, or any of its affiliates, ceases due to disability, the optionholder may exercise any vested options for a period of 12 months from cessation of service, unless the terms of the stock option agreement provide for a longer or shorter period. If an optionholder’s service relationship with the Company, or any of its affiliates, ceases due to death, or the optionholder dies during the post-termination exercise period for a termination for a reason other than death, the optionholder’s beneficiary (or a person who acquired the right to exercise the option by bequest or inheritance) may exercise any vested options for a period of 18 months following the date of death, unless the terms of the stock option agreement provide for a longer or shorter period. In no event, however, may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include cash or check, payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, common stock previously owned by the optionholder, a net exercise of the option and other legal consideration approved by the plan administrator. Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise determined by the Board; provided however, that an optionholder may designate a third party who, in the event of the death of the optionholder, will be entitled to exercise the option.

Stock Purchase Awards. Any stock purchase awards will be granted pursuant to stock purchase award agreements. To the extent required by applicable law, the purchase price for stock purchase awards must be at least the par value of the Company’s common stock. The purchase price for a stock purchase award may be payable in cash or the recipient’s past or future services performed for the Company, or may be paid pursuant to a deferred payment or similar arrangement or in any other form of legal consideration acceptable to the plan administrator. Shares of common stock acquired under a stock purchase award may, but need not, be subject to a share repurchase option in the Company’s favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a stock purchase award may be transferred only upon the terms and conditions set forth in the stock purchase award agreement, as determined by the plan administrator in its sole discretion, and so long as common stock awarded under the stock purchase award remains subject to the terms of the stock purchase award agreement.

Stock Bonus Awards. Any stock bonus awards will be granted pursuant to stock bonus award agreements. A stock bonus award may be granted in consideration for the recipient’s past or future services performed for the Company or its affiliates or for any other form of legal consideration acceptable to the Board. Shares of common stock acquired under a stock bonus award may, but need not, be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a stock bonus award may be transferred only upon the terms and conditions set forth in the stock bonus award agreement, as determined by the plan administrator in its sole discretion, and so long as common stock awarded under the stock bonus award remains subject to the terms of the stock bonus award agreement.

Stock Unit Awards. Any stock unit awards will be granted pursuant to stock unit award agreements. At the time of the grant, the plan administrator determines the consideration, if any, to be paid by the recipient, which may be any form of legal consideration permissible under applicable law. We may settle a payment due to a recipient of a stock unit award by cash, by delivery of shares of common stock, or by a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration determined by the plan administrator and set forth in the stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a stock unit award. Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights. Any stock appreciation rights will be granted pursuant to stock appreciation right agreements. The plan administrator determines the strike price for a stock appreciation right. Upon the exercise of a stock appreciation right, the Company will pay the participant an amount equal to the product of (1) the difference between the per share fair market value of the common stock on the date of exercise and the exercise price and (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2005 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2005 Plan. If a participant’s service relationship with the Company, or any of its affiliates, ceases, then the participant, or his or her beneficiary, may exercise any vested stock appreciation right for three months, or such longer or shorter period specified in the stock appreciation right agreement, after the date the service relationship ends. In no event, however, may a stock appreciation right be exercised beyond the expiration of its term.

Performance Stock Awards. The plan administrator may grant a stock award that is granted, vests or may be exercised based upon service conditions, upon the attainment of certain specified goals within a specified period, or both, all as may be determined by the plan administrator in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to performance stock awards shall not exceed the value of 50,000 shares of our common stock.

Other Equity Awards. The plan administrator may grant other awards based in whole or in part by reference to the Company’s common stock. The plan administrator will set the number of shares under the award, the purchase price, if any, the timing of exercise and vesting and any repurchase rights associated with those awards.

Changes to Capital Structure. In the event that there is a specified type of change in the Company’s capital structure not involving the receipt of consideration by the Company, such as a stock split, the number of shares reserved under the 2005 Plan and the numbers of shares and exercise prices or strike prices, if applicable, of all outstanding stock awards will be appropriately adjusted.

Corporate Transactions. In the event of certain significant corporate transactions, all outstanding stock awards under the 2005 Plan may be assumed, continued or substituted for by any surviving or acquiring entity or its parent company. If the surviving or acquiring entity, or its parent company, elects not to assume, continue or substitute for these stock awards, then (1) with respect to any such stock awards that are held by individuals then performing services for the Company or its affiliates, the vesting and exercisability provisions of the stock awards will be accelerated in full and the awards will be terminated if not exercised prior to the effective date of the corporate transaction and (2) all other outstanding stock awards will terminate if not exercised prior to the effective date of the corporate transaction. Other stock awards such as stock purchase awards may have their repurchase or forfeiture rights assigned to the surviving or acquiring entity, or its parent company, in the corporate transaction. If repurchase rights are not assigned, then the stock awards will become fully vested.

Changes of Control. The Board has the discretion to provide that a stock award under the 2005 Plan will immediately vest as to all or any portion of the shares subject to the stock award (1) immediately upon the occurrence of certain specified change of control transactions, whether or not the stock award is assumed, continued or substituted by a surviving or acquiring entity in the transaction or (2) in the event a participant’s service with the Company or a successor entity is terminated actually or constructively within a designated period following the occurrence of certain specified change of control transactions. Stock awards held by participants under the 2005 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

Plan Termination. The 2005 Plan will terminate in December 2015 unless the Board terminates it sooner.

Federal Income Tax Information

Incentive Stock Options. Incentive stock options under the 2005 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, stock purchase awards and stock bonuses granted under the 2005 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or the Company by reason of the grant of a nonstatutory stock option with a fair market value strike price. In regard to the exercise of a nonstatutory stock option, or the receipt of a stock purchase award and stock bonus, upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year from the date of acquisition, or vesting, as applicable. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Stock purchase awards and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).

New Plan Benefits

Awards are granted under the 2005 Plan in the discretion of the Board. Accordingly, it is not generally possible to determine the number, name or positions of persons who will benefit from the Plan amendment, if it is approved by stockholders, or the terms of any such benefits. On March 29, 2013, the Board approved grants of stock options and RSUs under the 2005 Plan, contingent on stockholder approval of Proposal No. 2 increasing the share reserve of the 2005 Plan, which grants are determinable. The following table presents certain information with respect to such contingent grants to (i) the Company’s named executive officers, (ii) all executive officers as a group, (iii) all non-executive officer employees as a group and (iv) all directors who are not executive officers as a group.

	2005 Plan
Name and position	Number of shares of Common Stock Underlying Options Granted	Number of shares of Common Stock Underlying Restricted Stock Units Granted
Thomas B. King, President and Chief Executive Officer(1)	350,000	175,000
James V. Cassella, Ph.D., Senior Vice President, Research and Development and Chief Scientific Officer	87,500	43,750
Michael J. Simms, Senior Vice President, Operations and Quality	87,500	43,750
All Current Executive Officers as a Group (6 persons)	787,500	393,750
All Current Directors who are not Executive Officers as a Group	—	—
All Current Non-Executive Officer Employees as a Group (including all current non-executive officers)	87,500	178,950

Other Equity Compensation Plans

2005 Non-Employee Directors’ Stock Option Plan.

See the description of the 2005 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) under Proposal No. 3.

2005 Employee Stock Purchase Plan

In December 2005, the Board adopted the 2005 Employee Stock Purchase Plan (the “ESPP”) and authorized for issuance thereunder 50,000 shares of common stock. The ESPP provides a means by which employees of the Company and certain designated subsidiaries may be given an opportunity to purchase common stock of the Company at the lesser of (i) 85% of the fair market value per share of common stock on the first day of the offering period and (ii) 85% of the fair market value of a share of common stock on the purchase date. Pursuant to the terms of the ESPP, the number of shares of common stock available for issuance under the ESPP automatically increased on January 1 of each year commencing in 2007 and ending on (and including) January 1, 2013, and will automatically increase on January 1, 2014, January 1, 2015, and January 1, 2016, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (ii) 75,000 shares of common stock and (iii) a lesser amount (which could be zero), if any, determined by the Board. As of March 28, 2013, 320,955 shares of common stock had been reserved under the ESPP, including the initial share reserve and the automatic increases that occurred between (and including) January 1, 2007, and January 1, 2013.

The Company maintains the 2005 Plan, the Directors’ Plan and the ESPP, pursuant to which it may grant equity awards to eligible persons.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE 2005 NON-EMPLOYEE DIRECTORS’ STOCK OPTION

PLAN INCREASING THE SHARE RESERVE

In December 2005, our Board adopted, and our stockholders subsequently approved, our 2005 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). Prior to stockholder approval of the amendment that is the subject of this Proposal 3, there is an aggregate total of 105,020 shares of common stock authorized for issuance under the Directors’ Plan. This Proposal No. 3 would increase the number of shares of common stock authorized for issuance under the Directors’ Plan to 305,020. All share numbers in this Proposal No. 3 and the accompanying plan description are adjusted to give effect to our ten-for-one reverse stock split, effective June 12, 2012.

Pursuant to the terms of the Directors’ Plan, the number of shares available for issuance under the Directors’ Plan automatically increased on January 1 of each year commencing in 2007 and ending on (and including) January 1, 2013, and will automatically increase on January 1 of 2014 and 2015, in each case in an amount equal to the lesser of (i) the number of shares subject to options granted under the Directors’ Plan during the preceding fiscal year less the number of shares that revert back to the share reserve during the preceding fiscal year and (ii) a lesser amount (which could be zero), if any, determined by the Board (the “Directors’ Plan Evergreen Provision”).

Pursuant to the Directors’ Plan Evergreen Provision and the ten-for-one reverse split of the Company’s capital stock, as of March 28, 2013, the Company had reserved a total of 105,020 shares of common stock for issuance under the Directors’ Plan.

As of March 28, 2013, options (net of canceled or expired options) covering an aggregate of 100,020 shares of the Company’s Common Stock had been granted under the Directors’ Plan. As of March 28, 2013, 5,000 shares of Common Stock (plus any shares that might in the future be returned to the Directors’ Plan as a result of cancellations or expiration of options or added to the Directors’ Plan pursuant to the Directors’ Plan Evergreen Provision) remained available for future grant under the Directors’ Plan.

Stockholders are requested in this Proposal No. 3 to approve the amendment to the Directors’ Plan, which would increase the number of shares of common stock reserved for issuance under the Directors’ Plan to 305,020. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to the Directors’ Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Directors’ Plan, as amended, is appended to this proxy statement as Appendix B.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

2005 Non-Employee Directors’ Stock Option Plan

The essential features of the Directors’ Plan are outlined below. This description is not complete and is qualified by reference to the full text of the Directors’ Plan, attached hereto as Appendix B.

General. The Directors’ Plan provides for the grant of nonstatutory stock options (“NSOs”). Stock options granted under the Directors’ Plan are not intended to qualify as incentive stock options under the Code. See “U.S. Federal Income Tax Information” for a discussion of the tax treatment of NSOs.

Purpose. Our Board adopted the Directors’ Plan to provide a means to retain the services of non-employee directors and to provide the incentives for such persons to exert maximum efforts for the success of the Company by giving them an opportunity to benefit from increases in the value of our common stock through the automatic grant of NSOs.

Administration. Our Board has authority to administer the Directors’ Plan. The Board may not delegate administration of the Directors’ Plan. Subject to the provisions of the Directors’ Plan, the Board has the authority to construe and interpret, to amend and to terminate or suspend the Directors’ Plan.

Eligibility. Under the Directors’ Plan, all non-employee directors are automatically eligible to receive option grants upon meeting the criteria specified for initial grants and annual grants below. As of the record date, all of our eight non-employee directors were eligible to participate in the Directors’ Plan.

Shares Available for Awards under the Directors’ Plan. On January 1 of each year, commending in 2007 and ending in (and including) 2015, the number of shares available for issuance under the Directors’ Plan is automatically increased in an amount equal to the lesser of (i) the number of shares subject to options granted under the Directors’ Plan during the preceding fiscal year less the number of shares that revert back to the share reserve during the preceding fiscal year and (ii) a lesser amount (which could be zero), if any, determined by the Board. If Proposal No. 3 is approved, the Company will have reserved a total of 305,020 shares of common stock for issuance under the Directors’ Plan.

As of March 28, 2013, options (net of canceled or expired options) covering an aggregate of 100,020 shares of the Company’s common stock had been granted under the Directors’ Plan. As of March 28, 2013, 5,000 shares of Common Stock (plus any shares that might in the future be returned to the Directors’ Plan as a result of cancellations or expiration of options or added to the Directors’ Plan pursuant to the Directors’ Plan Evergreen Provision) remained available for future grant under the Directors’ Plan. The weighted average exercise price of all options outstanding under the Directors’ Plan as of March 28, 2013 was approximately $22.35, and the weighted average remaining term of such options was approximately 7.86 years. The closing price of the Company’s common stock on March 28, 2013, as reported on the Nasdaq Global Market, was $4.42 per share. As of March 28, 2013, there were no shares subject to any types of outstanding awards other than awards of options granted pursuant to the Directors’ Plan.

Any shares subject to a stock option that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock option (i.e., “net exercised”) will remain available for issuance under the Directors’ Plan. Additionally, any shares reacquired by us pursuant to our withholding obligations in connection with a stock option or as consideration for the exercise of a stock option will also remain available for issuance under the Directors’ Plan.

If a stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued in full, the shares of common stock not acquired revert to and again become available for issuance under the Directors’ Plan.

Non-Discretionary Grants

Initial Grants. Without any further action of the Board, each person who is elected or appointed for the first time to be a non-employee director automatically will be granted a stock option to purchase 20,000 shares of our common stock upon the date of his or her initial election or appointment to be a non-employee director, which will vest in a series of 48 successive equal monthly installments during the person’s continuous service over the 4 year period measured from the date of grant.

Annual Grants. Without any further action of the Board, on the date of each annual meeting, each person who is then a non-employee director and has served as a non-employee director for at least six months prior to the annual meeting will automatically will be granted a stock option to purchase a number of shares of our common stock such that the fair market value of the option grant is $40,000, calculated as of the date of the annual meeting using the then-current Black Scholes valuation. The number of shares subject to the annual option grant may be reduced due to limitations in the size of the share reserve. The options will vest in a series of 48 successive equal monthly installments during the person’s continuous service over the four year period measured from the date of grant.

Terms of Stock Options

The following is a description of the permissible terms of stock options under the Directors’ Plan; individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant.

Consideration. Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Directors’ Plan may include (a) cash or check, (b) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board or (c) common stock held by the participant for six months or such other period necessary to avoid a charge to earnings for financial accounting purposes.

Term. The term of stock options granted under the Directors’ Plan may not exceed ten years.

Termination of Service. Except as explicitly provided otherwise in an optionholder’s stock option agreement, stock options granted under the Directors’ Plan generally terminate three months after termination of the optionholder’s service unless (i) termination is due to the optionholder’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder’s death) within 18 months following the optionholder’s death by the person or persons to whom the rights to such stock option have passed; or (iii) the stock option by its terms specifically provides otherwise. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws. In no event may a stock option be exercised after its original expiration date.

Restrictions on Transfer. Generally, a participant may not transfer a stock option other than by will or the laws of descent and distribution or as permitted in the general instructions of the Form S-8. With the written consent of the Board, the option holder may transfer options for no consideration if a Form S-8 registration is available for the issuance of shares upon exercise of the transferred option or if the transfer is to the option holder’s employer at the time of transfer. During the lifetime of the participant, only the participant may exercise an incentive stock option. We may also allow a participant to designate a beneficiary who may exercise the stock option following the participant’s death.

Changes to Capital Structure. In the event of certain changes to the outstanding shares of our common stock without our receipt of consideration (whether through a stock split or other specified change in our capital structure), the Board will appropriately adjust: (1) the class(es) and maximum number of securities subject to the Directors’ Plan; (2) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year, (3) the class(es) and number of securities for which the nondiscretionary grants of stock options are made; and (4) the class(es) and number of securities and price per share of stock subject to outstanding stock options.

Corporate Transactions; Changes in Control. In the event of a corporate transaction (as defined in the Directors’ Plan and described below), the Board will have the discretion to take one or more of the following actions with respect to outstanding stock options (contingent upon the closing or completion of such transaction), unless otherwise provided in the option agreement or other written agreement with the participant or unless otherwise provided by the Board at the time of grant:

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue all but not less than all of the stock option or to substitute a similar option award for all but not less than all of the stock option (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company); and

•

make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (B) any exercise price payable in connection with such exercise.

In the event that the surviving or acquiring corporation in a corporate transaction does not assume or continue the stock options or substitute a similar option award for outstanding options, (i) the vesting of the options held by option holders whose continuous service has not terminated prior to the effective time of the corporate transaction will accelerate (and, if applicable, will become exercisable) to a date prior to the effective date of the corporate transaction, the options will terminate if not exercised at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to the award will lapse, contingent on the effectiveness of the corporate transaction; and (ii) the vesting of options held by option holders whose continuous service has terminated prior to the effective time of the corporate transaction will not accelerate, unless otherwise provided in a written agreement between us and the option holder, the options will terminate if not exercised prior to the effective time of the corporate transaction and any reacquisition or repurchase rights held by us with respect to the award will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event that an option holder is required to resign or is removed from his or her position as a non-employee director in connection with a change in control, the outstanding options held by the option holder will become fully vested and exercisable immediately prior to the effectiveness of the resignation or removal (and contingent on the effectiveness of the change in control).

For purposes of the Directors’ Plan, a corporate transaction will be deemed to occur in the event of the consummation of (1) a sale or other disposition of all or substantially all of our consolidated assets, (2) a sale or other disposition of at least 90% of our outstanding securities, (3) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction. For purposes of the Directors’ Plan, a change in control will be deemed to occur if (1) any individual, entity or group (as defined under the Exchange Act) becomes the owner of securities representing 50% or more of the voting power of our outstanding securities, (2) a merger, consolidation or similar transaction occurs and our stockholders immediately prior to the transaction do not own at least 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as our stockholders’ ownership before the transaction, (3) our stockholders or the Board approve a plan of dissolution or liquidation, or a complete dissolution or liquidation occurs, (4) a sale, lease, exclusive license or other disposition of substantially all of our assets to an entity occurs, and our stockholders immediately prior to the transaction do not own at least 50% of the combined outstanding voting power of the entity, or (5) the individuals who are members of the Board cease to constitute a majority of the members of the Board other than as a result of the appointment or election of new Board members who are approved or recommended by a majority of the Board.

Plan Duration, Termination and Amendment

Our Board will have the authority to amend or terminate the Directors’ Plan at any time, subject to any required shareholder approval. However, except as otherwise provided in the Directors’ Plan, no amendment or termination of the Directors’ Plan may impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain shareholder approval of any amendment to the Directors’ Plan as required by applicable law and listing requirements. No stock options may be granted under the Plan while the Plan is suspended or after it is terminated.

Federal Income Tax Information

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Directors’ Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, provided that the underlying shares are vested as of such date, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options. The Directors’ Plan does not provide for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code.

New Plan Benefits

The following table shows the value of options that will be allocated in 2013 after the date of this proxy statement to current non-executive officer directors as a group in 2013. Mr. Buchi is not eligible to receive any additional grants under the Directors’ Plan in 2013, and Dr. Barron and Mr. Busser will not be allocated any future grants under the Directors’ Plan because they are not standing for re-election. Because the options will have an exercise price equal to the fair market value on the date of grant, the number of shares that will be subject to the options will not be determinable until the date of the grant. [NTD: Must disclose for all current non-executive officer directors as a group, so I included explanation above re three ineligible directors.]

Grantees	Value of Options to be Granted in 2013
All Current Non-Executive Officer Directors as a Group (8 persons)	$200,000

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Ethics Committee has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The Company is submitting the Audit and Ethics Committee’s selection of independent registered public accounting firm for ratification by the stockholders at the 2013 Annual Meeting of Stockholders. Ernst & Young LLP has audited the Company’s consolidated financial statements since the Company’s inception. The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Required Vote

Neither the Bylaws nor any other governing document or law requires that the stockholders ratify the selection of Ernst &Young LLP as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit and Ethics Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit and Ethics Committee in its discretion may change the appointment at any time during the year if the Audit and Ethics Committee determines that such a change would be in the best interests of Alexza and its stockholders.

If a quorum is present and voting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting on the proposal will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Principal Accountant Fees and Services

In connection with the audit of the 2012 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP that sets forth the terms by which Ernst & Young LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

The following table presents aggregate fees billed for professional audit services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2012 and 2011, and aggregate fees billed for other services rendered by Ernst & Young LLP during those periods.

	2012	2011
Audit fees(1)	$819,000	$732,744
Tax fees(2)	35,000	41,500
All other fees	—	—

Total	$854,000	$774,244

(1)

Audit fees consisted of professional services rendered by Ernst & Young LLP for the integrated audits of our annual consolidated financial statements, including the audit of the consolidated financial statements, the audit of internal control over financial reporting, the review of unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q, and consultation regarding financial accounting and reporting standards billed as audit services, as well as assistance with and review of our Registration Statement filings on Form S-3 and Form S-8 filed with the SEC.

(2)	Tax fees consisted of income tax return preparation fees.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit and Ethics Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit and Ethics Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will discuss with the Audit and Ethics Committee the services expected to be rendered by the independent registered public accounting firm during that year for each of four categories of services.

1. Audit services include audit work performed in the preparation of financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including consultation regarding the proper application of financial accounting and/or reporting standards.

2. Audit related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, tax advice and tax return preparation. The Company retains its independent registered public accounting firm for corporate income tax return preparation.

4. Other services include those associated with services not captured in the other categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit and Ethics Committee pre-approves all audit and permissible non-audit services to be provided by its independent registered public accounting firm.

The Audit and Ethics Committee pre-approved all audit related, tax and other services rendered in 2012 and did not rely on the waiver of pre-approval requirement provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated under the Exchange Act.

EXECUTIVE OFFICERS

Our executive officers as of April 2, 2013, are as follows:

Name	Age	Position
Thomas B. King	58	President, Chief Executive Officer and Director
James V. Cassella, Ph.D.	58	Executive Vice President, Research and Development, Chief Scientific Officer
Mark K. Oki	44	Senior Vice President, Finance, Chief Financial Officer, Secretary, Principal Financial Officer and Principal Accounting Officer
Michael J. Simms	51	Senior Vice President, Operations and Manufacturing
Peter W. Schineller	52	Senior Vice President, Chief Commercial Officer
Darl Moreland	54	Senior Vice President, Quality

Thomas B. King. See Mr. King’s biography in Proposal Number 1 — Election of Directors.

James V. Cassella, Ph.D. has served as our Executive Vice President, Research and Development and Chief Scientific Officer since July 2012 and served as our Senior Vice President, Research and Development June 2004 to July 2012. From April 1989 to April 2004, Dr. Cassella held various management positions at Neurogen Corporation, a publicly-traded biotechnology company, including Senior Vice President, Clinical Research and Development from January 2003 to June 2004. Prior to Neurogen, Dr. Cassella was Assistant Professor of Neuroscience at Oberlin College. Dr. Cassella received a Ph.D. in physiological psychology from Dartmouth College, completed a postdoctoral fellowship in the Department of Psychiatry at the Yale University School of Medicine and received a B.A. in psychology from the University of New Haven.

Michael J. Simms has served as our Senior Vice President, Operations and Manufacturing since December 2011, as our Senior Vice President, Operations and Quality from December 2009 to December 2011 and as our Senior Vice President, Operations and Manufacturing from February 2008 to December 2009. From May 2007 to February 2008, Mr. Simms served as Senior Vice President, Manufacturing Operations and from June 2004 to May 2007 served as Vice President, Manufacturing of Nektar Therapeutics, a publicly-traded biopharmaceutical company. From August 2002 to June 2004, Mr. Simms worked as an independent consultant to develop manufacturing strategies and business plans for various early stage and small commercial stage companies. Prior to this, Mr. Simms held executive level positions at various life science companies. Mr. Simms holds an M.B.A from Pepperdine University and a B.S. in chemical engineering from the University of Missouri-Rolla.

Mark K. Oki, CPA (Inactive) has served as our Senior Vice President, Finance and Chief Financial Officer since July 2012, as our Principal Accounting Officer since May 2010 and as our Principal Financial Officer and Secretary since December 2011. Mr. Oki served as our Vice President, Finance and Controller from February 2010 to July 2012 and as our Controller from April 2006 to February 2010. From June 2001 to April 2006, Mr. Oki served as the Controller of Pharmacyclics, Inc, a publicly-traded development stage pharmaceutical company. From 1998 to 2001, Mr. Oki held several positions, most recently as Assistant Controller, at Incyte Genomics, Inc., now Incyte Corporation, a publicly-traded company. From 1992 to 1997, Mr. Oki held several positions at Deloitte & Touche LLP, a public accounting firm. Mr. Oki received a B.S. in business administration with a concentration in accounting from San Jose State University.

Peter W. Schineller has served as our Senior Vice President and Chief Commercial Officer since March 2013. From September 2012 until February 2013, Mr. Schineller served as Senior Vice President and General Manager at Ventana Medical Systems, a diagnostic company owned by Roche. From August 2011 to September 2012, Mr. Schineller was a Principal at the Fidelis Consulting Group, providing commercial consulting expertise to the healthcare industry. From July 2010 to July 2011, Mr. Schineller was Senior Vice President Sales, Marketing and Commercial Operations at Genoptix Medical Laboratories, a diagnostic company which was acquired by Novartis. From July 2008 to July 2010, Mr. Schineller was with Cypress Bioscience, a pharmaceutical company, serving as its Vice President Sales, Diagnostic Marketing and Managed Healthcare from August 2008 until his departure. From November 2002 to June 2008, Mr. Schineller was Co-Founder and Senior Vice President, Sales and Marketing at Verus Pharmaceuticals, and he has also previously held positions at Elan Biopharmaceuticals, Inc., Dura Pharmaceuticals, Inc. and Abbott Laboratories, Inc. Prior to entering the healthcare industry, Mr. Schineller served as a Commissioned Officer in the United States Marine Corps where he attained the rank of Captain. Mr. Schineller holds a BA degree from the State University of New York at Stony Brook.

Darl Moreland has served as our Senior Vice President, Quality since July 2012 and served as our Vice President, Quality from August 2010 to July 2012. From July 2007 to July 2010, Mr. Moreland served as Vice President, Quality Assurance and Compliance, Chief Compliance Officer for Mentor Worldwide LLC, a division of Johnson and Johnson. From September 2006 to July 2007, he was Senior Director, cGMP Quality Assurance at Conor Medsystems. Mr. Moreland also held previous positions at Genentech, Inc., Guidant Corporation, ALZA Corporation and Eli Lilly and Company. Mr. Moreland holds a Bachelor of Arts degree in chemistry from Indiana University-Purdue University at Indianapolis, Indiana. Our officers are appointed by and serve at the discretion of our Board. There are no family relationships between our directors, nominees for director and executive officers.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s common stock as of March 31, 2013 by (i) each stockholder that is known or believed by the Company to beneficially own more than 5% of the common stock as of such date, (ii) each of the Company’s named executive officers named in the Summary Compensation Table, (iii) each director and nominee for director and (iv) all executive officers and directors as a group.

Percentage of ownership is based upon 15,777,512 shares outstanding as of March 31, 2013. Beneficial ownership is calculated based upon SEC requirements. All shares of common stock subject to stock options, or warrants currently exercisable or exercisable within 60 days after March 31, 2013 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such stock options, or warrants, but are not deemed to be outstanding for computing the percentage of ownership of any other person. Unless otherwise indicated below, the Company believes each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Beneficial Owner	Number of Shares Outstanding	Shares Issuable Pursuant to Stock Options or Warrants Exercisable Within 60 Days of March 31, 2013		Percentage of Shares Beneficially Owned(1)
5% Stockholders
Entities affiliated with Lansdowne Partners Austria GmbH(2)	1,520,055	45,554		9.9%
BlackRock, Inc.(3)	1,322,398	—		8.4%
Federated Investors, Inc.(4)	1,244,970	—		7.9%
Entities affiliated with Venrock Healthcare Partners, LP(5)	499,999	499,997		6.1%
Credit Suisse AG(6)	835,067	—		5.3%
Credit Suisse(7)	831,592	—		5.3%

Named Executive Officers and Directors
Thomas B. King(8)	30,149	88,900	(9)	*
James V. Cassella, Ph.D.	18,745	34,047		*
Michael J. Simms	4,248	28,110		*
Hal V. Barron, M.D., F.A.C.C.	3,491	5,939		*
J. Kevin Buchi	—	1,666		*
Andrew, L. Busser	2,290	5,105		*
Deepika R. Pakianathan, Ph.D.(10)	99,625	7,189		*
J. Leighton Read, M.D.(11)	3,491	7,189		*
Gordon Ringold, Ph.D.(12)	24,246	7,189		*
Isaac Stein(13)	15,838	7,189		*
Joseph L. Turner	1,050	4,116		*
All directors and Named Executive Officers as a group (11 persons)(14)	187,335	196,639		%

*	Less than 1% of our outstanding common stock.

(1)	This table is based upon information supplied by executive officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

(2)

Based solely upon (a) a Schedule 13G filed with the SEC on February 14, 2013, reflecting 1,383,110 shares of common stock held by Lansdowne Investment Company Limited (“LICL”) that may be deemed to be beneficially owned by Lansdowne Partners Austria GMBH (“LPA”), and 307,500 shares of common stock held by Lansdowne Developed Markets Strategic Investment Master Fund Limited (“Fund”) that may be deemed to be beneficially owned by both LPA and Lansdowne Partners Limited Partnership (“LPLP,” and together with LICL, LPA and Fund, “Lansdowne”); (b) a Form 4 filed with the SEC on January 22, 2013, reflecting a decrease in aggregate shares of common stock of the Company held by Lansdowne to 1,520,055; and (c) a Form 3 filed with the SEC on December 31, 2012 and our records of warrant holders reflecting two warrants held by LICL exercisable for 5,555 and 39,999 shares of common stock, respectively. Each of LPA, LICL, LPA, Fund and LPLP reported shared voting power and shared dispositive power on the aforementioned Schedule 13G. The address for Lansdowne Partners Austria GmbH is Wallnerstrabe 3/21, 1010 Vienna, Austria.

(3)	Based solely upon a Schedule 13G filed with the SEC on February 1, 2013. The address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(4)	Based solely upon a Schedule 13G filed with the SEC on February 12, 2013. The address for Federated Investors, Inc. is Federated Investors Tower, Pittsburgh, Pennsylvania 15222.

(5)	Based solely upon a Schedule 13G filed with the SEC on February 14, 2013. The address for Venrock Healthcare Partners, L.P. is 530 Fifth Avenue, 22nd Floor, new York, New York 10036.

(6)	Based solely upon a Schedule 13G filed with the SEC on February 14, 2013. The address for Credit Suisse AG is Uetlibergstrasse 231, P.O. Box 900, CH 8070, Zurich, Switzerland.

(7)	Based solely upon a Schedule 13G filed with the SEC on February 14, 2013. The address for Credit Suisse is Uetlibergstrasse 231, P.O. Box 900, CH 8070, Zurich, Switzerland.

(8)	Includes 30,149 shares held by the Thomas and Beth King 2000 Family Trust, of which Mr. King and his spouse are trustees and have shared voting and dispositive powers over the shares.

(9)	Includes a warrant to purchase 5,819 shares held by Mr. King and 83,081 options held by Mr. King that vest within 60 days of March 31, 2012.

(10)

Includes 658 shares held by Dr. Pakianathan. Includes 97,988 shares held by Delphi Ventures VI, L.P. and 979 shares held by Delphi BioInvestments VI, L.P. (together, the “Delphi Funds”). Dr. Pakianathan is a managing member of Delphi Management Partners VI, LLC, which is the general partner of each of the Delphi Funds, and she shares voting and investment power over the shares held by these entities. She disclaims beneficial ownership of the shares held by these entities, except to the extent of her proportionate pecuniary interest therein.

(11)	Dr. Read disclaims beneficial ownership as to 3,125 of the 7,189 options listed, which were granted to him prior to January 1, 2008 while he was a managing member of Alloy Ventures 2002, L.L.C.

(12)

Includes 22,392 shares held by Dr. Ringold. Includes 927 shares held by the Gordon Ringold and Tanya Zarucki 1999 Reversible Trust, of which Dr. Ringold and his spouse are trustees, and 927 shares held by Gordon Ringold and Tanya Zarucki.

(13)	Includes 15,838 shares held by The Stein 1995 Revocable Trust, of which Mr. Stein and his spouse are trustees, with respect to all of such shares Mr. Stein shares voting and investment powers.

(14)	See notes (8) through (13).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

To the Company’s knowledge, based solely upon its review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to its officers, directors and ten percent beneficial owners were complied with, except that three late reports were filed by Occitan Capital Management, Inc., on behalf of itself and Occitan Master Fund L.P., covering a total of 67 transactions that were not reported on a timely basis.

EXECUTIVE COMPENSATION

2012 Cash Bonus Plan

On March 22, 2012, the Board approved the adoption of the 2012 Cash Bonus Plan (the “2012 Bonus Plan”) for our employees, including our executive officers. The 2012 Bonus Plan was adopted to motivate and retain our employees and is structured similar to the 2011 Cash Bonus Plan. Under the terms of the 2012 Bonus Plan, each employee, including each executive officer, has been assigned a target bonus percentage, or TBP, of such employee’s current base salary, based on an evaluation by an outside compensation consulting firm of similar programs for similar companies. Payouts under the 2012 Bonus Plan are contingent upon the achievement of specified corporate objectives. The following table outlines the TBP for each level of employee of the Company:

Employment Level	Annual Target Bonus as a Percentage of Salary
Chief Executive Officer	60%
Senior Vice Presidents and Vice Presidents	40%
Directors	20%
Managers	15%
Other Employees	10%

The first corporate objective (the “2012 Approval Objective”) was the approval by the U.S. Food and Drug Administration of our New Drug Application (“NDA”) for the ADASUVE (Staccato loxapine) product candidate. Upon the completion of the 2012 Approval Objective, which occurred on December 21, 2012, 50% of the TBP for each employee, including our executive officers, became payable, contingent upon the employee remaining actively employed by the Company through the date that the 2012 Approval Objective was achieved.

At the end of 2012, the other 50% of the TBP for each employee, including the executive officers, became payable, subject to adjustment as described below (the “Year-End Objective”). The Year-End Objective is comprised of the 2012 corporate goals, as approved by the Board and subject to update if the 2012 Approval Objective is achieved. The Board’s determination of the achievement of the corporate goals accounted for 80% of the Board evaluation factor of the Year-End Objective, with the remaining 20% of the bonus potential being subject to the discretion of the Board. The amount payable to each employee in accordance with the Year-End Objective was targeted at 50% of such employee’s TBP.

With the exception of the Company’s Chief Executive Officer, the amounts payable in respect of the Year-End Objective were weighted for each individual, including Executive Officers, to take into account the achievement of the corporate goals and related department/individual goals, as recorded with the Company’s 2012 year-end individual performance evaluations. The Company’s Chief Executive Officer’s bonus was determined by the Board’s determination of the Company’s achievement of the corporate goals, with an 80% weighting to goal achievement and a 20% weighting to the Board’s discretion of the bonus potential.

To pay all or a portion of the Year-End Objective, the Company had to achieve 70% of the corporate goals, as determined by the Board. To receive his or her respective amount of the Year-End Objective, each employee must also have attained a minimum individual performance rating of 70% and be actively employed by the Company on December 31, 2012. Employees, including the Executive Officers, could receive more than or less than 100% of their TBP, based upon corporate goal achievement, individual performance and Board discretion.

For the 2012 bonus amounts payable, the Board amended the 2012 Bonus Plan to increase by 25% the portion of Mr. King’s bonus payable under the 2012 Bonus Plan to reflect the extraordinary efforts required by Mr. King to meet corporate and individual goals by securing financing for the Company, maintaining employee morale, obtaining approval of the ADASUVE NDA and finalizing the ADASUVE MAA. The Board’s amendment to the 2012 Bonus Plan also increased by 50% the portion of Dr. Cassella’s bonus payable under the 2012 Bonus Plan to reflect the extraordinary efforts required by Dr. Cassella to meet corporate and individual goals by obtaining approval of the ADASUVE NDA and finalizing the ADASUVE MAA.

The cash bonuses paid to our named executive officers under the 2012 Bonus Plan is included in the Summary Compensation Table below.

2013 Cash Bonus Plan

On March 29, 2013, the Board approved the adoption of the 2013 Cash Bonus Plan (the “2013 Bonus Plan”) for our employees, including our executive officers. The 2013 Bonus Plan was adopted to motivate and retain our employees and is structured similar to the 2012 Bonus Plan, except that there is no single corporate objective akin to the 2012 Approval Objective, the accomplishment of which would result in a portion of the bonuses under the 2013 Bonus Plan becoming payable. Under the terms of the 2013 Bonus Plan, each employee is assigned a TBP and payments are contingent upon the achievement of specified corporate objectives. The following table outlines the 2013 TBP for each level of employee of the Company:

Employment Level	Annual Target Bonus as a Percentage of Salary
Chief Executive Officer	60%
Senior Vice Presidents and Vice Presidents	40%
Executive Directors	25%
Directors	20%
Managers	15%
Other Employees	10%

At the end of 2013, the cash bonus for each employee, including executive officers, will become payable, subject to adjustment as described below.

The Board has set corporate goals for 2013, which may be updated at the Board’s discretion during 2013 (the “Year-End Objective”). To pay any award to any employee under the Bonus Plan, including the executive officers, the Company must achieve 70% of the Year-End Objective, as determined by the Board.

The amount payable to each employee is targeted at such employee’s TBP, but employees, including executive officers, may receive more or less than 100% of their TBP, based upon corporate goal achievement, individual performance and Board discretion. The amounts payable will be weighted for each employee, including executive officers, such that the Board’s determination of the achievement of the Year-End Objective will account for 80% of the evaluation factor of the bonus potential for each employee, with the remaining 20% of the bonus potential being subject to the discretion of the Board. The computed bonus amount is then adjusted upward or downward to adjust for individual performance.

To receive a cash bonus, each individual employee must be actively employed by the Company on December 31, 2013, and be an employee in good standing. Employees hired after January 1, 2013, will have their cash bonus prorated based on the percentage of the time the employee worked at Alexza in 2013.

Summary Compensation Table

The following table sets forth for the fiscal years ended December 31, 2012, 2011 and 2010, respectively, the compensation awarded or paid to, or earned by, our Chief Executive Officer during 2012 and our two other most highly compensated executive officers for the year ended 2012. We refer to these persons as our “Named Executive Officers.”

Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Stock Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
Thomas B. King	2012	473,169	99,819	84,620	127,185	354,877	—		1,139,670
President, Chief Executive Officer	2011	473,169	—	121,210	478,845	142,951	—		1,216,174
and Director	2010	466,970	—	—	—	—	—		466,970

James V. Cassella, Ph.D.	2012	340,669	70,424	72,658	101,748	210,000	—		795,499
Senior Vice President,	2011	333,827	—	60,624	212,820	67,765	—		675,036
Research and Development, and	2010	328,932	—	—	—	—	38,982	(4)	367,914
Chief Scientific Officer

Michael J. Simms	2012	333,827	70,424	72,658	63,593	133,531	—		674,033
Senior Vice President,	2011	333,827	—	60,624	212,820	67,765	—		675,036
Operations and Manufacturing	2010	322,706	—	—	—	—	—		322,706

(1)

Represents a retention bonus approved by the Board and paid to executive officers, not pursuant to the Performance Program or 2012 Bonus Plan so long as such executive officer remained with the Company and satisfactorily performed all tasks and responsibilities through May 11, 2012.

(2)	Represents aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (“Topic 718”).

(3)

Represents cash bonuses earned under the Performance Program or the 2012 Bonus Plan. Cash bonuses earned in 2012 were paid in 2012 and 2013. See “Executive Compensation” for descriptions of the 2013 Bonus Plan and 2012 Bonus Plan.

(4)	Represents monthly housing supplement payments provided to Dr. Cassella.

2012 Outstanding Equity Awards at Fiscal Year-End Table

The following table includes certain information with respect to all unexercised stock options and unvested RSUs previously awarded to our Named Executive Officers through the fiscal year ended December 31, 2012. The number of securities underlying unexercised stock options and unvested RSUs at December 31, 2012 includes stock options and RSUs granted under our stockholder approved equity incentive plans.

	Option Awards						Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Stock Options Exercisable (#)	Number of Securities Underlying Unexercised Stock Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Stock Options (#)	Stock Option Exercise Price ($)		Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thomas B. King	15,469	—	—	11.00	(1)	12/15/2014	—	—	—	—
	12,975	8,336	—	12.30	(2)	2/22/2016	—	—	—	—
	5,453	—	—	21.00	(3)	2/24/2019	—	—	—	—
	4,961	4,960	—	23.70	(3)	12/28/2019	—	—	—	—
	31,875	13,124	—	15.30	(4)	7/28/2021	—	—	—	—
	—	50,000	—	3.47	(4)	7/26/2022	—	—	—	—

James V. Cassella, Ph.D.	2,711	—	—	13.80	(1)	9/1/2015	—	—	—	—
	6,340	4,080	—	12.30	(2)	2/22/2016	—	—	—	—
	2,727	—	—	21.00	(3)	2/24/2019	—	—	—	—
	2,481	2,481	—	23.70	(3)	12/28/2019	—	—	—	—
	14,167	5,832	—	15.30	(4)	7/28/2021	—	—	—	—
	—	40,000	—	3.47	(1)	7/26/2022	—	—	—	—

Michael J. Simms	3,717	2,289	—	12.30	(2)	2/22/2016	—	—	—	—
	2,727	—	—	21.00	(3)	2/24/2019	—	—	—	—
	2,481	2,481	—	23.70	(3)	12/28/2019	—	—	—	—
	14,168	5,832	—	15.30	(4)	7/28/2021	—	—	—	—
	—	25,000	—	3.47	(1)	7/26/2022	—	—	—	—

(1)

Stock option award vests 25% upon the first anniversary of the stock option’s grant date and the remaining 75% in equal monthly installments over the next 36 months, subject to the grantee’s continued employment with Alexza through such vesting dates.

(2)

Stock option award vests 33% upon the first anniversary of the stock option’s grant date and the remaining 67% in equal monthly installments over the next 24 months, subject to the grantee’s continued employment with Alexza through such vesting dates.

(3)

Stock option award vests 50% upon attaining certain performance goals and 50% on the one year anniversary of attaining the performance goal, subject to the grantee’s continued employment with Alexza through such vesting dates.

(4)

Stock option award vests 50% upon the first anniversary of the stock option’s grant date and the remaining 50% in equal monthly installments over the next 12 months, subject to the grantee’s continued employment with Alexza through such vesting dates.

2012 Director Compensation Table

In 2012, non-employee directors were entitled to an annual Retainer Fee of $40,000. The annual additional retainers for the lead director and the Chair of the Audit and Ethics Committee were $18,000, the annual additional retainer for the Chair of the Compensation Committee was $10,000, and the annual additional retainer for the Chair of the Nominating and Corporate Governance Committee was $5,000.

Non-employee directors also receive nondiscretionary, automatic grants of stock options to purchase 20,000 shares of our common stock upon joining the Board (the “Initial Grant”) and nondiscretionary, automatic grants of stock options to purchase a number of shares that represent a fair market value of $40,000 (the “Annual Grant”), as determined by the then-current Black-Scholes value, with possible reductions in grant size due to stock option pool size limitations. In 2012, due to the stock option pool size limitation, each non-employee director received a stock option grant of 3,991 shares with a fair market value of $2.57.

Both the Initial Grants and the Annual Grants vest ratably over four years on a monthly basis, provided the director continues as a member of our Board. Upon a change of control, each stock option granted to a non-employee director will vest in full immediately and automatically.

The following table provides compensation information for the one-year period ended December 31, 2012 for each member of our Board:

Name	Fees Earned or Paid in Cash ($)(2)	Stock Option Awards ($)(3)	Total ($)
Thomas B. King(1)	—	—	—
Hal V. Barron, M.D., F.A.C.C.	40,000	10,273	50,273
Andrew L. Busser	40,000	10,273	50,273
Samuel D. Colella(4)	25,000	—	25,000
Deepika R. Pakianathan, Ph.D.	40,000	10,273	50,273
J. Leighton Read, M.D.	40,000	10,273	50,273
Gordon Ringold, Ph.D.	42,500	10,273	52,773
Isaac Stein	63,000	10,273	73,273
Joseph L. Turner	58,000	10,273	68,273

(1)	See Summary Compensation Table for disclosure related to Mr. King, who is also one of our Named Executive Officers.

(2)	Amounts represent the fees earned in 2012 by each Board member.

(3)	Amounts represent the full grant date fair value of the stock options granted to each Board member.

(4)	Mr. Colella did not stand for reelection in 2012, terminating his position as a non-employee director on June 6, 2012.

Potential Payments Upon Termination or Change of Control

Each of our executive officers has entered into an agreement which provides for severance benefits and for the acceleration of then unvested stock options and RSUs in the event of termination in connection with a change of control. Pursuant to the terms of the agreements, if the executive officer’s employment is terminated without cause or terminated by the executive officer for good reason within three months before or 12 months following a change of control, and the executive officer agrees to sign a general release of claims in favor of the Company, then the executive officer is entitled to the following benefits:

•	acceleration of vesting of all of the executive officer’s outstanding unvested stock options to purchase common stock and unvested RSUs;

•

payment in a lump sum of the executive officer’s annual base salary plus the greater of the bonus paid for the latest completed fiscal year or the target bonus for the year in which the notification of the executive officer’s termination of employment occurs; and

•	payment in a lump sum of an amount equal to the amount of the executive officer’s out of pocket costs to continue group health insurance benefits under COBRA for 18 months.

If and to the extent that any payments in the context of a change of control are made to our executive officers who are party to these change of control agreements and the payments are equal to or exceed three times the average of that executive officer’s annual W-2 compensation for the five years preceding the change of control, the payments or benefits exceeding the five-year average will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and the non deductibility provisions imposed by Section 280G of the Internal Revenue Code. In such circumstances, we will make a gross-up payment to the executive officer to compensate the executive officer for all taxes imposed under Section 4999 and any related income taxes imposed under the Internal Revenue Code and state and local authorities for the gross-up payment, and we will not be permitted to deduct from our taxes the amount in excess of the five-year average of the compensation paid to the executive officer.

For purposes of the change of control agreements, a change of control includes a sale of substantially all of our assets; a merger or consolidation in which we are not the surviving corporation if immediately thereafter our stockholders immediately prior thereto do not beneficially own more than 50% of the combined outstanding voting power of the surviving entity or more than 50% of the combined outstanding voting power of its parent, in each case in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; a reverse merger in which we are the surviving corporation but our outstanding shares of common stock immediately preceding the merger are converted by virtue of the merger into other property if immediately after the merger our stockholders immediately prior thereto do not own more than 50% of the combined outstanding voting power of the surviving entity or more than 50% of the combined outstanding voting power of its parent, in each case in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or any transaction or series of related transactions in which our stockholders own less than 50% of voting power in the surviving corporation, other than transactions in which our primary purpose for selling stock is to raise capital for our operations and activities.

In our industry, there is a high level of merger and acquisition activity, and the executive officers of companies engaged in merger and acquisition activity are often terminated or have their responsibilities reduced upon the change of control. We provide these benefits to ensure that, in the event of a change of control, our executive officers will not have any personal incentive to resist a change of control that is approved by our Board and stockholders and will be incentivized to remain with us through, and to facilitate, the closing of any such transaction. We believe this benefit is comparable to such severance benefits provided by companies in our industry and is appropriate and necessary to retain the individuals with the skills we believe are necessary for us to achieve our goals.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

Indebtedness of Management and Related Agreements

In December 2006, we entered into a transaction involving a series of related agreements providing for the financing of additional clinical and nonclinical development of certain product candidates. Pursuant to the agreements, Symphony Capital LLC and other investors (“the Allegro Investors”), invested $50 million to form Symphony Allegro, Inc. (“Symphony Allegro”), to fund additional clinical and nonclinical development. In August 2009, we completed the acquisition of Symphony Allegro through the exercise of an option to acquire all of the outstanding equity of Symphony Allegro, as amended in June 2009. In exchange for all of the outstanding shares of Symphony Allegro, we: (i) issued to the Allegro Investors 10 million shares of common stock; (ii) issued to the Allegro Investors five-year warrants to purchase 5 million shares of common stock at an exercise price of $2.26 per share and canceled the previously outstanding warrants to purchase 2 million shares of common stock held by the Allegro Investors; and (iii) agreed to pay certain percentages of cash payments that may be generated from future partnering transactions for ADASUVE, AZ-104 and/or AZ-002, the product candidates that were licensed to Symphony Allegro. Andrew Busser, who became a member of our Board on September 23, 2009, is a partner and managing member of Symphony Capital, LLC. In January 2012, we paid to the former Symphony Allegro stockholders $5 million of the total proceeds that were received pursuant to our Collaboration, License and Supply Agreement with Grupo Ferrer Internacional, S.A. The approximate value of Mr. Busser’s interest in such transaction was $8,548. The former Symphony Allegro stockholders will be entitled to receive a portion of future payments we may receive pursuant to future partnering transactions for ADASUVE, AZ-104 and/or AZ-002.

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings that he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Restated Certificate of Incorporation and Bylaws, each as amended.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2014 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8 is December 11, 2013. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals not to be included in next year’s proxy materials and director nominations including a requirement that the Company receive notice of any proposal or nomination no later than February 20, 2014, and no earlier than January 21, 2014. The Company’s Bylaws may be obtained by writing to Alexza Pharmaceuticals, Inc., Attention Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Alexza stockholders will be “householding” our proxy materials. A single Notice of Internet Availability will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the Company. We will promptly deliver a separate copy of the Notice of Internet Availability or other proxy materials, as applicable, at no charge to any stockholder who sends a written request to Alexza Pharmaceuticals, Inc., Attention Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043 or calls the Corporate Secretary at (650) 944-7000, and requests a separate copy. Stockholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the annual meeting, and, so far as is known to the Board, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. As to any business that may properly come before the annual meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

Mark K. Oki

Senior Vice President, Finance,

Chief Financial Officer and Secretary

April 10, 2013

The Company’s 2012 Annual Report on Form 10-K is available without charge upon request. Any such request should be addressed to Alexza Pharmaceuticals, Inc., Attention Corporate Secretary, 2091 Stierlin Court, Mountain View, CA 94043. The request must include a representation by the stockholder that as of April 2, 2013, the stockholder was entitled to vote at the Annual Meeting.

APPENDIX A

ALEXZA PHARMACEUTICALS, INC.

2005 EQUITY INCENTIVE PLAN

1.	GENERAL.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(b) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards, and (vii) Other Stock Awards.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

(c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 10(a).

(d) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Alexza Pharmaceuticals, Inc., a Delaware corporation.

(i) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the corporation for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(k) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of a majority of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(o) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(p) “Entity” means a corporation, partnership or other entity.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 13, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(s) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date in question, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(t) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(v) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(w) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(z) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(f).

(cc) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ee) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ff) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(gg) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre- and after-tax income; (xiv) pre-tax profit; (xv) operating cash flow; (xvi) sales or revenue targets; (xvii) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xix) improvement in or attainment of expense levels; (xx) improvement in or attainment of working capital levels; (xxi) economic value added; (xxii) market share; (xxiii) cash flow; (xxiv) cash flow per share; (xxv) share price performance; (xxvi) debt reduction; (xxvii) implementation or completion of projects or processes; (xxviii) customer satisfaction; (xxix) total stockholder return; (xxx) stockholders’ equity; and (xxxi) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(hh) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. The Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(ii) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award.

(jj) “Performance Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(kk) “Plan” means this Alexza Pharmaceuticals, Inc. 2005 Equity Incentive Plan.

(ll) “Prior Plans” means the Company’s 2001 Equity Incentive Plan and 2002 Equity Incentive Plan in effect immediately prior to the effective date of the Plan as set forth in Section 13.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(nn) “Securities Act” means the Securities Act of 1933, as amended.

(oo) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(pp) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(qq) “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award, Performance Stock Award, or any Other Stock Award.

(rr) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(tt) “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(uu) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(vv) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ww) “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(xx) “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(yy) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(zz) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3.	ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine the provisions of each Stock Award to the extent not specified in the Plan.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To determine from time to time (1) which of the persons eligible under the Plan shall be granted Stock Awards; (2) when and how each Stock Award shall be granted; (3) what type or combination of types of Stock Award shall be granted; (4) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (5) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan; (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (a) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (b) a Stock Purchase Award, (c) a Stock Bonus Award, (d) a Stock Appreciation Right, (e) a Stock Unit Award, (f) an Other Stock Award, (g) cash, and/or (h) other valuable consideration (as determined by the Board, in its sole discretion); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(vi) To amend the Plan or a Stock Award as provided in Section 11.

(vii) To terminate or suspend the Plan as provided in Section 12.

(viii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or appropriate to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(ix) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(s)(ii) above.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 10(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate, three million nine hundred seventy-four thousand seven hundred and eighty-four (3,974,784) shares of Common Stock, which number includes (i) any shares of Common Stock that are issuable pursuant to stock awards outstanding under the Company’s Prior Plans as of the effective date of the Plan (as set forth in Section 13), (ii) any shares of Common Stock that but for the amendment and restatement of the Prior Plans as of the effective date of this Plan, would otherwise have reverted to the share reserves of the Prior Plans, and (iii) any shares previously added pursuant to automatic share increases that occurred between January 1, 2007 and January 1, 2013. In addition, the number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of 2014 and 2015, in an amount equal to the lesser of (i) two percent (2.0%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) one hundred thousand (100,000) shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or if any shares of Common Stock are cancelled in accordance with the cancellation and regrant provisions of Section 3(b)(v), then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 10(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be three million nine hundred seventy-four thousand seven hundred and eighty-four (3,974,784) shares of Common Stock plus the amount of any increase in the number of shares that may be available for issuance pursuant to Stock Awards pursuant to Section 4(a).

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 10(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than fifty thousand (50,000) shares of Common Stock during any calendar year.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at

the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. The Board shall determine the term of an Option; provided, however, that subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of grant.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; provided, however, that such program is not in violation of the prohibition on the extension of credit to the Company’s executive officers and Directors under Section 402 of the Sarbanes-Oxley Act of 2002, in the opinion of counsel acceptable to the Company;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical; provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash or by check at the time of purchase, (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant, (iii) by past or future services rendered to the Company or an Affiliate, or (iv) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (i) the Fair Market Value on the relevant date, or (ii) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, provided, however, that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Bonus Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(iv) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid by the delivery of shares of Common Stock, in cash, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(v) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or

(ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e) Performance Stock Awards. A Performance Stock Award is any Stock Award that may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Performance Stock Awards shall not exceed the value of fifty thousand (50,000) shares of Common Stock.

(f) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	MISCELLANEOUS.

(a) Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

10.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 13 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 4(a), (iii) the class(es) and number of securities subject to each outstanding stock award under the Prior Plans that are added from time to time to the share reserve under the Plan pursuant to Section 4(a), (iv) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(b), (v) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 5(c) and 7(e), and (vi) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3(b).

(ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Stock Unit Award shall terminate pursuant to this Section 10(c)(ii) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(iii) Stock Awards Held by Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Stock Unit Award shall terminate pursuant to this Section 10(c)(iii) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. A Stock Award may vest as to all or any portion of the shares subject to the Stock Award (i) immediately upon the occurrence of a Change in Control, whether or not such Stock Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

11.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(e) Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

12.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the amended and restated Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

13.	EFFECTIVE DATE OF PLAN.

The 2001 Equity Incentive Plan was effective as of July 20, 2001 and the 2002 Equity Incentive Plan was effective as of May 30, 2002, and the Prior Plans shall continue in their amended and restated form as the 2005 Equity Incentive Plan, with such amendment and restatement effective as of the IPO Date, but no Stock Award shall be exercised (or, in the case of a Stock Purchase Award, Stock Bonus Award, Stock Unit Award, or Other Stock Award shall be granted) with respect to shares exceeding the number of shares reserved for issuance under the Prior Plans prior to the effective date of such amendment and restatement unless and until the Plan, as amended and restated, has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the amended and restated Plan is adopted by the Board. Stock Awards outstanding prior to the effective date of the amendment and restatement set forth on the first page shall be governed in full by the provisions of the Prior Plan as in effect prior to such amendment and restatement.

14.	CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

APPENDIX B

ALEXZA PHARMACEUTICALS, INC.

2005 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

1.	GENERAL.

(a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

(b) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate by giving them an opportunity to benefit from increases in value of the Common Stock through the automatic grant of Nonstatutory Stock Options.

2.	DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Accountant” means the independent public accountants of the Company.

(b) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(c) “Annual Grant” means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 6(b).

(d) “Annual Meeting” means the annual meeting of the stockholders of the Company.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Optionholder shall supersede the foregoing definition with respect to Options subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Alexza Pharmaceuticals, Inc., a Delaware corporation.

(k) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l) “Continuous Service” means that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the

Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder’s service with the Company or an Affiliate, shall not terminate an Optionholder’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Option only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Optionholder’s leave of absence.

(m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership or other entity.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date in question, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(u) “Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 6(a).

(v) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(w) “Non-Employee Director” means a Director who is not an Employee.

(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(aa) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(dd) “Plan” means this Alexza Pharmaceuticals, Inc. 2005 Non-Employee Directors’ Stock Option Plan.

(ee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ff) “Securities Act” means the Securities Act of 1933, as amended.

(gg) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

3.	ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine the provisions of each Option to the extent not specified in the Plan.

(ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Option as provided in Section 12.

(iv) To terminate or suspend the Plan as provided in Section 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate three hundred five thousand and twenty (305,020) shares of Common Stock, which includes any shares previously added pursuant to automatic share increases that occurred between January 1, 2007 and January 1, 2013. In addition, the number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of 2014 and 2015, in an amount equal to the number of shares subject to Options granted during the preceding fiscal year less the number of shares added back to the share reserve during the preceding fiscal year pursuant to the provisions of Section 4(b). Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(b) Reversion of Shares to the Share Reserve. If an Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because such shares are withheld for the payment of taxes or the Option is exercised through a reduction of shares subject to the Option (i.e., “net exercised”), the number of shares that are not delivered to the Optionholder shall remain available for issuance under the Plan. If the exercise price of an Option is satisfied by tendering shares of Common Stock held by the Optionholder (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5.	ELIGIBILITY.

The Options shall automatically be granted under the Plan as set forth in Section 6 to all Non-Employee Directors who meet the specified criteria.

6.	NON-DISCRETIONARY GRANTS.

(a) Initial Grants. Without any further action of the Board, each person who on or after January 2, 2013 is elected or appointed for the first time to be a Non-Employee Director, upon the date of his or her initial election or appointment to be a Non-Employee Director, he or she shall automatically be granted an Initial Grant to purchase twenty thousand (20,000) shares of Common Stock on the terms and conditions set forth herein.

(b) Annual Grants. Without any further action of the Board, on the date of each Annual Meeting, commencing with the Annual Meeting in 2011, each person who is then a Non-Employee Director and has served as a Non-Employee Director for at least six (6) months prior to such Annual Meeting shall automatically be granted an Annual Grant to purchase shares of Common Stock, which such Annual Grant shall have a fair market value of $40,000, as determined by the then-current Black-Scholes valuation, calculated as of the date of such Annual Meeting, with possible reductions in grant size due to option pool size limitations, on the terms and conditions set forth herein.

7.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c) Consideration. The purchase price of Common Stock acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of (i) cash or check, (ii) delivery to the Company (either by actual delivery or attestation) of shares of Common Stock held for more than six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes), or (iii) to the extent permitted by law, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; provided, however, that such program is not in violation of the prohibition on the extension of credit to the Company’s Directors under Section 402 of the Sarbanes-Oxley Act of 2002, in the opinion of counsel acceptable to the Company.

(d) Transferability. Except as otherwise provided for in this Section 7(d), an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable only by the Optionholder during the life of the Optionholder. However, an Option may be transferred for no consideration upon written consent of the Board if (i) at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the issuance of shares by the Company upon the exercise of such transferred Option, or (ii) the transfer is to the Optionholder’s employer at the time of transfer or an affiliate of the Optionholder’s employer at the time of transfer. Any such transfer is subject to such limits as the Board may establish, and subject to the transferee agreeing to remain subject to all the terms and conditions applicable to the Option prior to such transfer. The forgoing right to transfer the Option shall apply to the right to consent to amendments to the Option Agreement for such Option. In addition, until the Optionholder transfers the Option, an Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e) Vesting. Options shall vest as follows: 1/48th of the shares shall vest monthly over four (4) years measured from the date of grant.

(f) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

(g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or upon a Change in Control), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement, the Option shall terminate.

(j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death, or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein, the Option shall terminate.

(k) Termination Upon Change in Control. In the event that an Optionholder’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the date twelve (12) months following the effective date of the Change in Control (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

8.	SECURITIES LAW COMPLIANCE.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any Common Stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Options shall constitute general funds of the Company.

10.	MISCELLANEOUS.

(a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

(b) No Service Rights. Nothing in the Plan, any instrument executed, or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring Common Stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the Common Stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of Common Stock under the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

(e) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Option after the effective date of the Plan set forth in Section 14 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 4(a), (iii) the class(es) and number of securities for which the nondiscretionary grants of Options are made pursuant to Section 6, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Options to become fully vested and exercisable (to the extent such Options have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Options in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Option:

(i) Options May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Options outstanding under the Plan or may substitute similar stock options for Options outstanding under the Plan (including but not limited to, options to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Options may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may not choose to assume or continue only a portion of an Option or substitute a similar option for only a portion of an Option.

(ii) Options Held by Active Optionholders. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to Options that have not been assumed, continued or substituted and that are held by Optionholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Active Optionholders”), the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Options shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Options shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Options Held by Former Optionholders. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to any other Options that have not been assumed, continued or substituted and that are held by persons other than Active Optionholders, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall not be accelerated unless otherwise provided in Section 11(d) or in a written agreement between the Company or any Affiliate and the holder of such Options, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Options shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Options in Lieu of Exercise. Notwithstanding the foregoing, in the event an Option will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Option may not exercise such Option but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Option would have received upon the exercise of the Option, over (ii) the exercise price payable by the Optionholder in connection with such exercise.

(d) Change in Control. In the event that an Optionholder (i) is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, or (ii) is removed from his or her position as a Non-Employee Director in connection with a Change in Control, the outstanding Options held by such Optionholder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation or removal (and contingent upon the effectiveness of such Change in Control).

(e) Parachute Payments.

(i) If the acceleration of the vesting and exercisability of Options provided for in Sections 11(c) and 11(d), together with payments and other benefits of an Optionholder, (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Optionholder in full, or (2) provided to such Optionholder as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Optionholder, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii) Unless the Company and such Optionholder otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Optionholder elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof): (i) reduction of cash payments; (ii) cancellation of accelerated vesting of Options; and (iii) reduction of other benefits paid to the Optionholder. If acceleration of vesting of Options is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of Options (i.e., the earliest granted Option cancelled last) unless the Optionholder elects in writing a different order for cancellation.

(iii) For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Optionholder shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

(iv) If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Optionholder is liable for the Excise Tax as a result of the Payment, then the Optionholder shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Optionholder challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Optionholder’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Optionholder’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

(v) Notwithstanding any other provision of this Section 11(e), if (i) there is a reduction in the Payment as described above, (ii) the IRS later determines that the Optionholder is liable for the Excise Tax, the payment of which would result in the maximization of the Optionholder’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (iii) the Optionholder pays the Excise Tax, then the Company shall pay or otherwise provide to the Optionholder that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Optionholder’s net after-tax proceeds with respect to the Payment are maximized.

(vi) If the Optionholder either (i) brings any action to enforce rights pursuant to this Section 11(e), or (ii) defends any legal challenge to his or her rights under this Section 11(e), the Optionholder shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Optionholder, the court finds that the action was brought in good faith.

12.	AMENDMENT OF THE PLAN AND OPTIONS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Optionholder, and (ii) such Optionholder consents in writing.

(d) Amendment of Options. The Board, at any time and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder, and (ii) the Optionholder consents in writing.

13.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.	CHOICE OF LAW.

The law of the state of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Alexza

PHARMACEUTICALS

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Items 2 – 4.

1. Election of Directors:

For Withhold

For Withhold

For Withhold

01 - Thomas B. King

02 - J. Kevin Buchi

03 - Deepika R. Pakianathan, Ph.D.

+

04 - J. Leighton Read, M.D.

05 - Gordon Ringold, Ph.D.

06 - Isaac Stein

07 - Joseph L. Turner

For Against Abstain

For Against Abstain

2. To approve an amendment to the 2005 Equity Incentive Plan, increasing the share reserve.

4. To ratify the selection by the Audit and Ethics Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of Alexza for its fiscal year ending December 31, 2013.

3. To approve an amendment to the 2005 Non-Employee Directors’ Stock Option Plan, increasing the share reserve.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X 1 6 1 0 4 6 2 +

01MK5B

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of

Stockholders. The Proxy Statement and the 2012 Annual Report on Form 10-K are available at:

www.edocumentview.com/ALXA

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Alexza

PHARMACEUTICALS

Proxy — ALEXZA PHARMACEUTICALS, INC.

Annual Meeting of Stockholders – May 21, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Thomas B. King and Mark K. Oki, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Alexza Pharmaceuticals, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held Tuesday, May 21, 2013 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” ITEMS 2 THROUGH 4.

(Continued and to be marked, dated and signed, on the other side)